                                   EXHIBIT 99


Slide Show used in the Investor Meeting

Slide 1:      AirGate PCS logo

Slide 2:      Forward-Looking Statement

Statements contained in this presentation regarding expected financial results and other expected events should be considered forward-looking statements that are subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, AirGate PCS' management. A variety of factors could cause actual results to differ materially from those anticipated in AirGate PCS' forward-looking statements, including the following factors: the competitiveness of Sprint PCS pricing plan, products and services; consumer purchasing patterns; potential fluctuations in quarterly results; our dependence on our affiliation with Sprint PCS; an adequate supply of subscriber equipment; new product development; risk related to our ability to compete with larger, more established businesses; rapid technological and market change; risks related to future growth and expansion, our significant level of indebtedness and volatility of stock prices. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from AirGate PCS' forward-looking statements, please refer to AirGate PCS' Form 10-K for the fiscal year ended September 30, 2000, and in subsequent filings with the Securities and Exchange Commission.

Slide 3:

Key Investment Considerations

We are Sprint PCS in our territory

    -    7.1 million POPS
    -    Sprint PCS bought licenses and cleared microwave paths
    -    50 year exclusive term
    -    Use Sprint PCS back office services

Successful execution of rapid network build-out
Sprint is local exchange carrier for 30% of POPS in territory
Proven ability to cost efficiently attract customers
Fully financed business plan

Slide 4:

Graphic titled "AirGate Markets - 7.1 MM POPS," showing AirGate PCS' current service area as provided under its agreement with Sprint PCS on a color-coded geographic map of Georgia, North Carolina, South Carolina and Tennessee.

Slide 5:

Network Coverage

    -    4 switches by June 15, 2001
    -    Met or exceeded Sprint PCS build-out requirements in all markets
    -    Current coverage 79%, forecasted coverage 9/30/01 83-84%


                            Date               Cell Sites on Airs
                            ----               ------------------

                          9/30/99                      0
                          3/31/00                     190
                          9/30/00                     567
                          3/31/01                     633
                   9/30/01 (Forecast)             690-720


Slide 6:

Network Capacity

                  Technology               Capacity vs. Analog
                  ----------               -------------------

                  CDMA 19 mHz              3.0 times
                  TDMA 29 mHz              2.3 times
                  GSM                      1.5 times
                  Analog                   1.0 times


The immediate future:

    -    60-80% capacity increase with 1XRTT upgrade
    -    Selective mode vocoder
    -    1XEV-DV (HDR)
    -    Smart antennae by 2004


Slide 7:

EFFICIENT MIGRATION PATH TO 1XRTT


    -    Minimal switch/base station modification
              -    Less than $20 million for ubiquitous deployment
    -    Deployment will be completed by 2Q FY 2002
              -    Depending on handset availability
    -    Will provide three significant benefits
              -    Increased capacity
              -    Faster data speeds
              -    Longer battery life

Slide 8:

Graphic titled "Rapid Customer Growth" which shows that in the first quarter of 2000 AirGate PCS had 0 customers, in the second quarter of 2000 AirGate had 6,378 customers, in the third quarter of 2000 AirGate PCS had 23,482 customers, in the fourth quarter of 2000 AirGate PCS had 56,689 customers, in the first quarter of 2001, AirGate PCS had 103,440 customers and for the second quarter of 2001, AirGate PCS had 143,548 customers.

Slide 9:

Chart titled RAPID CUSTOMER GROWTH showing:

                                                   Net adds/Week/
                                                    100,000 POPS
                                                   --------------

                             AirGate                     43
                             US Unwired                  35
                             Sprint PCS                  33
                             Triton                      32
                             Alamosa                     28
                             Telecorp                    18
                             Ubiquitel                    5

Slide 10:

Graphic titled "Channel Mix, 2Q Fiscal 2001" which shows that 40% of AirGate PCS' distribution in the second quarter of 2001 was through its 33 company-owned stores, 31% was through its 300+ third party retailers including Radio Shack, Best Buy, Office Max and Circuit City, 21% was through Sprint PCS and 8% was through business-to-business.

Slide 11:

Graphic titled "Handset Mix" which lists the following mix of handsets sold in the second fiscal quarter of 2001. Samsung 44%, Qualcomm/Kyocera 24%, Sanyo 10%, Dense 9%, Other 7% and Motorola 6%.

Slide 12:

Graphic entitled "Cost Per Gross Addition" which shows that AirGate's cost per gross addition has decreased from $636 for the second quarter of 2000 to $515 in the third quarter of 2000 to $438 in the fourth quarter of 2000 to $367 in the first quarter of 2001 to $366 in the second quarter of 2001.

Slide 13:

Chart entitled "Cost Per Gross Addition" showing for the quarter ended March 31, 2001:

                                               CPGA
                                               ----

                      US Unwired               $348
                      Sprint PCS               $360
                      AirGate                  $366
                      Triton                   $399
                      Telecorp                 $412
                      Alamosa                  $418
                      Nextel Partners          $500
                      Ubiquitel                $530

Slide 14:

      NAME                      POSITION                               EXPERIENCE
      ----                      --------                               ----------

Thomas Dougherty        President and CEO                           Sprint PCS,
                                                                    Bellsouth Mobility

Barbara Blackford       General Counsel                             Monsanto Company
                                                                    Long, Aldridge & Norman

Alan Catherall          Chief Financial Officer                     MCI

Mark Allen              Vice President Marketing                    Conxus, APCS, Skytel

David Roberts           Vice President Engineering                  Motorola
                        and Network Operations

Jonathan Pfohl          Vice President Sales and Operations         Sprint PCS

Thomas Body             Vice President Strategic Planning           American Mobile Phone
                                                                    Paging, Cellular One, MFS

Slide 15:

Cumulative Sources and Uses (through 2002) ($ in millions)

SOURCES
-------

IPO                                           $131

Senior subordinated discount notes             156

Senior Credit Facility                         144

Total Sources                                 $431

USES
----

Capital expenditures                          $215

Working capital and operating losses           102

Debt service and fees                           51

Excess cash                                     63

Total Uses                                    $431


Slide 16:

Financial Results

                                       12/31/00       3/31/01      6/30/01 (1)
                                       --------       -------      -----------

Net New subscribers (000's)            46.7           40.1         27-30
ARPU ($)                               $54            $58          $57-59
EBITDA (2)($ millions)                 $(20.4)        $(13.6)      $(8) - (10)
EPS                                    $(2.64)        $(2.18)      N/A
Capex                                  $10.6          $12.1        $12.0


(1) Company guidance

(2) Excluding non-cash stock option compensation expenses


Slide 17:

Chart titled QUARTERS TO EBITDA BREAK EVEN showing:

                         AirGate                          11
                         Triton                           10
                         Powertel                         20
                         Sprint PCS                       22


Slide 18:

Chart titled CASH EXPENDITURES THROUGH EBITDA BREAK EVEN showing the cumulative cash spent on capital investment and cash operating losses per licensed POP through EBITDA Break even:

           AirGate                                        $48
           Powertel                                       $54
           Triton (including equity for licenses)         $69
           Sprint PCS                                     $71

Slide 19:

Chart titled POSITIVE EQUITY TRADING PATTERNS the average daily volume ($MM) and % changer per $1MM Volume (Daily Average)

                     Average Daily Volume ($mm)        % Change per $1MM (Daily Average)
                     --------------------------        ---------------------------------

AirGate                       $7.4                                  1.1%
Alamosa                       $3.1                                  3.4%
Ubiquitel                     $1.5                                  9.2%
US Unwired                    $0.9                                  10.6%

Slide 20

COMPETITIVE ADVANTAGES

    -    Fastest build-out on record with significant capex efficiency
    -    Proven ability to cost efficiently attract customers
    -    Sprint brand name recognition with small company flexibility
    -    Rapid progress to EBITDA break-even
    -    Simple/cost efficient migration path to 1XRTT


Slide 21:

AirGate PCS logo
Nasdaq: PCSA